Exhibit 10.4


                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "THIRD Amendment"), dated as of March 31,, 2005, is by and among ATA AIRLINES INC., an Indiana corporation (the "Borrower"), ATA HOLDINGS CORP. (the "Parent"), each of the Subsidiaries of the Parent identified on the signature pages hereto (the "Subsidiaries"), and SOUTHWEST AIRLINES CO., a Texas corporation (the "Lender").

                                 R E C I T A L S

         A. The Lender and the Borrower, the Parent and the Subsidiaries entered into that certain Secured Debtor-in-Possession Credit and Security Agreement dated as of December 22, 2004, as amended by that certain First Amendment to Credit Agreement dated as of January 30, 2005 and that certain Second Amendment to Credit Agreement dated as of February 25, 2005 (the "Credit Agreement"), pursuant and subject to the terms and conditions of which, among other things, the Lender agreed to make loans and other financial accommodations to the Loan Parties (as defined in the Credit Agreement).

         B. The Borrower has requested that the Lender agree to amend certain provisions of the Credit Agreement on terms and conditions set forth herein.

         C. Subject to the terms and conditions of this Third Amendment, the Lender is willing to agree to the request of the Borrower.

                               A G R E E M E N T S

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

         1. Incorporation of Recitals. The Recitals set forth above are incorporated herein, are acknowledged by the Borrower to be true and correct and are made a part hereof.

         2. Definitions. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

         3. Amendments to Credit Agreement. The Credit Agreement is amended as set forth below:

                  (a) Section 7.11(a) - Minimum Consolidated EBITDARR. The Credit Agreement is amended by deleting the current version of Section 7.11(a) in its entirety and substituting the following in lieu thereof:

                           "(a) Minimum Consolidated EBITDARR. (i) Permit
                  Consolidated EBITDARR for each calendar month beginning on April 1, 2005 and ending with September 30, 2005 to be less than 75% of the projected EBITDARR for each such month as set forth the in the Borrower's Projections; nor (ii) permit cumulative Consolidated EBITDARR for each month beginning on April 1, 2005 and ending on September 30, 2005 to be less than 80% of the cumulative Consolidated EBITDARR for each such calendar month as set forth in the Borrower's Projections (provided that the first such cumulative EBITDARR of the Borrower, the Parent and its Subsidiaries shall be tested for the period beginning on April 1, 2005 and ending on May 31,
                  2005)."

                  (b) Section 7.11(b) - Minimum Adjusted EBITDARR. The Credit Agreement is amended by deleting the current version of Section 7.11(b) in its entirety and substituting the following in lieu thereof:

                           "(b) Minimum Adjusted EBITDARR. (i) Permit Adjusted
                  EBITDARR for each month beginning on April 1, 2005 and ending with September 30, 2005 to be less than 75% of the projected Adjusted EBITDARR for each such month as set forth the in the Borrower's Projections; nor (ii) permit cumulative Adjusted EBITDARR for each month beginning on April 1, 2005 and ending on September 30, 2005 to be less than 80% of the cumulative Adjusted EBITDARR for each such month as set forth in the Borrower's Projections (provided that the first such cumulative Adjusted EBITDARR of the Borrower, the Parent and its Subsidiaries shall be tested for the period beginning on April 1, 2005 and ending on May 31, 2005)."

         4. Conditions to Effectiveness. The effectiveness of this Third Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the Lender:

                  (a) Delivery of Documents. The following shall have been delivered to the Lender, each duly authorized and executed and each in form and substance satisfactory to the Lender:

                           (1)      this Third Amendment; and

                           (2) such other instruments, documents, certificates,
                  consents, waivers and opinions as the Lender may reasonably request.

                  (b) No Default. No Event of Default or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, shall exist as of the effective date of this Third Amendment, after giving effect to this Third Amendment.

                  (c) Approval of the ATSB and the Creditors Committee. The Lender shall have received satisfactory evidence that the ATSB and the Creditors Committee shall have consented to this Third Amendment in accordance with the provisions of Section 11.01 of the Credit Agreement.

         Upon the satisfaction of all of the conditions set forth in this Paragraph 4 this Amendment shall become effective as of March 31, 2005 (the "Effective Date.")

         5. References. From and after the Effective Date, all terms used in the Credit Documents which are defined in the Credit Agreement shall be deemed to refer to such terms as amended by this Third Amendment.
This Third Amendment shall constitute a "Loan Document."

         6. Representations and Warranties. Each Loan Party hereby confirms to the Lender that the representations and warranties set forth in the Loan Documents are true and correct in all respects as of the date hereof, and shall be deemed to be remade as of the date hereof. Each Loan Party represents and warrants to the Lender that (i) such Loan Party has full power and authority to execute and deliver this Third Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this Third Amendment will be valid, binding and enforceable upon such Loan Party in accordance with its terms, (iii) the execution and delivery of this Third Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) its organizational documents or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which such Loan Party is a party or is bound or which is binding upon or applicable to all or any portion of such Loan Party's properties or assets and (iv) as of the date hereof no Event of Default exists.

         7. No Further Amendments; Ratification of Liability. Except as amended hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with its respective terms. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, all as amended by this Third Amendment, and the Liens created thereby, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by the Lender of such liabilities, obligations and agreements, (ii) the Lender has fully performed all obligations to the Loan Parties which it may have had, or has, on and as of the date hereof and (iii) other than as specifically set forth herein, the Lender does not waive, diminish or limit any term or condition contained in the Credit Agreement or the other Loan Documents. The agreement of the Lender to the terms of this Third Amendment or any other amendment of the Credit Agreement shall not be deemed to establish or create a custom or course of dealing among the Lender and the Loan Parties.

         8. Incorporation by Reference. The following sections of the Credit Agreement are incorporated by reference in this Third Amendment: 1.02 (Other Interpretive Provisions); 11.02(b) (Effectiveness of Facsimile Documents and Signatures); 11.11 (Counterparts); 11.12 (Integration); 11.14 (Severability); and 11.15 (Governing Law).

         9. Further Assurances. Each Loan Party will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by the Lender in order to effectuate fully the intent of this Third Amendment.

                                    [signatures on following pages]

         IN WITNESS WHEREOF, this Third Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                     LENDER:

                                     SOUTHWEST AIRLINES CO., a Texas corporation

                                     By: /s/ Laura Wright
                                     Name: Laura Wright
                                     Title: Sr. Vice President - Finance and CFO

                                     BORROWER:

                                     ATA AIRLINES, INC., an Indiana corporation

                                     By: /s/ Sean Frick
                                     Name: Sean Frick
                                     Title: Vice President & Chief
                                            Restructuring Officer

                                     GUARANTORS:

                                     ATA HOLDINGS CORP., an Indiana corporation

                                     By: /s/ Sean Frick
                                     Name: Sean Frick
                                     Title: Vice President & Chief
                                            Restructuring Officer

                                     AMBASSADAIR TRAVEL CLUB, INC., an Indiana
                                        corporation

                                     By: /s/ Sean Frick
                                     Name: Sean Frick
                                     Title: Vice President & Chief
                                            Restructuring Officer

                                     ATA LEISURE CORP., an Indiana corporation

                                     By: /s/ Sean Frick
                                     Name: Sean Frick
                                     Title: Vice President & Chief
                                            Restructuring Officer

                                     AMBER TRAVEL, INC., an Indiana corporation

                                     By: /s/ Sean Frick
                                     Name: Sean Frick
                                     Title: Vice President & Chief
                                            Restructuring Officer

                                     AMERICAN TRANS AIR EXECUJET, INC., an
                                        Indiana corporation
                                     By: /s/ Sean Frick
                                     Name: Sean Frick
                                     Title: Vice President & Chief
                                            Restructuring Officer

                                     ATA CARGO, INC., a California corporation
                                     By: /s/ Sean Frick
                                     Name: Sean Frick
                                     Title: Vice President & Chief
                                            Restructuring Officer

                                     CHICAGO EXPRESS AIRLINES, INC., a Georgia
                                        corporation
                                     By: /s/ Gary Marsh
                                     Name: Gary Marsh
                                     Title: President

                        [signature page to Third Amendment to Credit Agreement]